Exhibit 99.1

NEWS RELEASE FOR IMMEDIATE RELEASE	Contact: Investors:	Annette Arribas 724.514.1782 annette.arribas@ansys.com Mark Ravenstahl 412.261.3200 mravenstahl@ansoft.com

ANSYS, INC. SIGNS DEFINITIVE AGREEMENT TO ACQUIRE ANSOFT CORPORATION

Acquisition Broadens Capabilities as a Global Innovator of Simulation Software

SOUTHPOINTE, Pa. and PITTSBURGH, Pa., March 31, 2008 /Prime Newswire/ — ANSYS, Inc. (NASDAQ: ANSS), a global innovator of simulation software and technologies designed to optimize product development processes, and Ansoft Corporation (NASDAQ: ANST), a global provider of Electronic Design Automation (EDA) software, announced today that they signed a definitive agreement whereby ANSYS will acquire Ansoft for a purchase price of approximately $832 million in a mix of cash and ANSYS common stock. The strategic, complementary business combination of ANSYS and Ansoft will create the leading provider of ‘best-in-class’ simulation capabilities, with combined trailing 12-month revenues of $485 million. When completed, ANSYS currently anticipates that the transaction will be modestly accretive to non-GAAP earnings per share in its first full year of combined operations.

Under the terms of the definitive agreement, which was unanimously approved by the Boards of Directors of both companies, Ansoft stockholders will receive $16.25 in cash and 0.431882 shares of ANSYS common stock for each outstanding Ansoft share. Based on the 10-day trailing average closing price of ANSYS common stock, the implied value is $32.50 per Ansoft share. ANSYS will issue an aggregate of approximately 11.1 million shares of its common stock and pay an aggregate of approximately $416 million in cash in the transaction. ANSYS intends to fund the cash portion of the transaction with approximately $70 million of cash on-hand from the combined organization and approximately $346 million from the proceeds of a $450 million unsecured senior term loan credit facility. ANSYS’ current lender, Bank of America, N.A., has committed to fully underwriting the credit facility and Banc of America Securities LLC has agreed to act as lead arranger. The pricing of the senior credit facility is tier based with limited market flexibility on yields and structure to facilitate its syndication. The transaction, currently anticipated to close in the second calendar quarter of 2008, is subject to customary closing conditions, regulatory approvals and approval by the Ansoft stockholders. In connection with the execution of the definitive agreement, certain Ansoft stockholders, who collectively beneficially own approximately 16% of Ansoft, entered into voting agreements agreeing to vote for the proposed transaction. Upon the closing of the transaction, Ansoft stockholders will own approximately 12% of the combined company on a pro forma basis. After the closing, Ansoft will become a wholly-owned subsidiary of ANSYS and Ansoft common stock will cease trading on Nasdaq.

Ansoft is a leading developer of high-performance EDA software. The software is based on more than 25 years of research and development by world-renowned experts in electromagnetics, circuit and system simulation. Engineers use Ansoft products to simulate high-performance electronics designs found in mobile communication and internet devices, broadband networking components and systems, integrated circuits, printed circuit boards and electromechanical systems. The company’s products are used by blue chip companies as well as small and medium sized enterprises around the world.

The acquisition of Ansoft is ANSYS’ first foray into the broader EDA software industry and will enhance the breadth, functionality, usability and interoperability of the combined ANSYS portfolio of engineering simulation solutions. The combination is expected to increase operational efficiency and lower design and engineering costs for customers, and accelerate development and delivery of new and innovative products to the marketplace. The complementary combination of Ansoft’s and ANSYS’ software products and services is expected to give ANSYS one of the most complete, independent engineering simulation software offerings in the industry, reaffirming and strengthening ANSYS’ commitment to open interface and flexible simulation solutions that are primarily driven by customer demand, flexibility and choice. With over 40 direct sales offices and 21 development centers on three continents, the combined company will employ approximately 1,700 people.

“We are very excited about the state-of-the-art technologies that Ansoft adds to ANSYS’ simulation capabilities,” said James E. Cashman III, President and Chief Executive Officer of ANSYS. “Both companies have a strong commitment to their customers and employees, and share a passion for the development of innovative products and services and a history of world-class execution. This combination will further strengthen these values and will allow us to better serve our customers by accelerating the delivery of comprehensive, customer-driven engineering simulation solutions and by enabling us to provide high quality support throughout the world. We see this as an opportunity to add highly complementary physics that address the convergence of mechanical and electrical engineering product design and development. We are also excited about bringing two great Pittsburgh-based companies together to create an exciting opportunity for aspiring engineers, computer scientists and professionals to join us in our mission to democratize the use of simulation across the globe.”

“The simulation technologies that Ansoft adds complement and broaden the existing ANSYS portfolio of simulation solutions, enabling the combined company to deliver the integration, efficiency, functionality and interoperability required by customers across a broad range of industries and applications. With trailing 12-month revenues ending January 31, 2008 of $98 million, Ansoft brings a combination of new software revenue growth and strong operating margins. Ansoft’s solid revenue and customer base, combined with its profitability, should enable the transaction to be modestly accretive to non-GAAP earnings per share in our first full year of combined operations and accretive beyond that,” stated Cashman.

“This merger brings together two great companies with a shared vision and strong engineering focus,” said Dr. Zoltan J. Cendes, the founder, Chairman of the Board and Chief Technology Officer of Ansoft. “The combination of our R&D teams, complementary technological strengths and our commitment to quality will enhance our ability to deliver comprehensive, innovative, world-class simulation software technologies that customers demand.” In conjunction with this transaction, Dr. Cendes will join ANSYS’ Board of Directors following the closing of the transaction.

“The combination of Ansoft’s extensive portfolio of electromagnetics, circuit and systems simulation solutions with ANSYS’ existing simulation capabilities creates a ‘best of breed’ company that will continue to lead the evolution and innovation of engineering simulation by enabling customers to improve their product development processes, eliminate physical prototypes, reduce time-to-market for new products and improve product innovation and performance,” said Nicholas Csendes, President and Chief Executive Officer of Ansoft.

Integration

The two Pittsburgh-based companies are developing integration plans that leverage and build on the cultural similarities and the best practices from each team. ANSYS will provide additional details relative to the acquisition and integration activities subsequent to the closing of the transaction.

Due to the absence at this time of estimates of the acquisition-related impact of purchase accounting adjustments, including the allocation of the purchase price among goodwill, in-process R&D, other intangibles and equity-based compensation expenses related to SFAS 123R, ANSYS is currently unable to provide GAAP estimates on future earnings. The company intends to provide updated GAAP and non-GAAP financial guidance after the closing of the transaction.

Advisors

In connection with the transaction, Deutsche Bank Securities Inc. is acting as exclusive financial advisor to Ansoft, and Wilson Sonsini Goodrich & Rosati, Professional Corporation is acting as legal counsel. Goodwin Procter LLP is acting as legal counsel to ANSYS.

Conference Call and Webcast

ANSYS will hold a conference call/webcast today to discuss this announcement. Please call in five to ten minutes before the start of the call to make sure you are able to access the slides and audio.

Conference Call Date:	March 31, 2008
Time:	11:30 a.m. Eastern (8:30 a.m. Pacific)
Toll free Dial in #:	(888) 811-5421 (US and Canada), (913) 312-6693 (International)
Passcode:	26797 or “ANSYS”

To view the slide presentation, paste the following link into your browser:

Meeting URL:	http://www.livemeeting.com/cc/vcc/join
Meeting ID:	w9325734
Meeting Key:	A932573
Role:	Attendee

The call will be recorded and a replay will be available approximately two hours after the call ends. The replay will be available for one week by dialing 888-203-1112 or 719-457-0820 and the passcode is “ANSYS” or “26797”. The archived webcast can be accessed, along with other financial information, on ANSYS’ website at http://www.ansys.com/corporate/investors.asp. A presentation describing the transaction will be made available on the ANSYS website at www.ansys.com under the Investors tab.

About ANSYS, Inc.

ANSYS, Inc., founded in 1970, develops and globally markets engineering simulation software and technologies widely used by engineers and designers across a broad spectrum of industries. ANSYS focuses on the development of open and flexible solutions that enable users to analyze designs directly on the desktop, providing a common platform for fast, efficient and cost-conscious product development, from design concept to final-stage testing and validation. ANSYS and its global network of channel partners provide sales, support and training for customers. Headquartered in Canonsburg, Pennsylvania, U.S.A., with more than 40 strategic sales locations throughout the world, ANSYS and its subsidiaries employ approximately 1,400 people and distribute ANSYS products through a network of channel partners in over 40 countries. Visit http://www.ansys.com for more information.

About Ansoft Corporation

Ansoft Corporation is a leading developer of high performance EDA software. The software is based on more than twenty-five years of research and development from the world’s leading experts in electromagnetics, circuit, and system simulation. Companies throughout the world rely on Ansoft’s software to achieve first-pass system success when designing mobile communication and internet devices, broadband networking components and systems, integrated circuits (ICs), printed circuit boards (PCBs) and electromechanical systems. Headquartered in Pittsburgh, Pennsylvania, U.S.A., with locations throughout the world, Ansoft and its subsidiaries employ approximately 300 people. Visit http://www.ansoft.com for more information.

Important Additional Information to be Filed with the SEC

In connection with the merger, ANSYS intends to file with the SEC a registration statement on Form S-4, which will include a prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transactions. Investors and security holders of ANSYS and Ansoft are urged to read the prospectus/proxy statement and the other relevant material when they become available because they will contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials (when they become available), and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

ANSYS, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the merger. Information about the executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ANSYS, Ansoft and their respective executive officers, directors and trustees in the merger by reading the prospectus/proxy statement referred to above.

Forward Looking Information

Certain statements contained in the press release regarding matters that are not historical facts, including statements regarding the parties’ ability to consummate the proposed transaction and timing thereof, expectations that the proposed acquisition, if completed, should be modestly accretive to non-GAAP earnings per share, and statements regarding the impact of the pending acquisition, the projected growth in the CAE industry, the combined company’s ability to deliver customer-driven engineering simulation solutions and the ability of the combined company to lead the evolution and innovation of engineering simulation, are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition of Ansoft may not be consummated, the risk that the business of ANSYS and Ansoft may not be combined successfully or such combination may take longer or cost more to accomplish than expected, the risk that the pricing of the senior credit facility will be less favorable than ANSYS anticipates, and the risk that operating costs, customer loss and business disruption following the acquisition of Ansoft may be greater than expected. Additional risks include the risk of a general economic downturn in one or more of the combined company’s primary geographic regions, the risk that the assumptions underlying ANSYS’ anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for the combined company’s products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that the combined company’s operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, risks that enhancements to the combined company’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, and other factors that are detailed from time to time in reports filed by ANSYS, Inc. and Ansoft Corporation with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents ANSYS and Ansoft have filed. ANSYS and Ansoft undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.

SOURCE: ANSYS, Inc. and Ansoft Corporation

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